PACE® Select Advisors Trust

December 14, 2016

Supplement to the prospectuses relating to Class A, Class C and Class Y shares (The "Multi-Class Prospectus") and Class P shares (the "Class P Prospectus") (collectively, the "Prospectuses") and the Statement of Additional Information ("SAI"), each dated November 28, 2016, as supplemented.

Includes:

•  PACE® Intermediate Fixed Income Investments

•  PACE® Large Co Value Equity Investments

Dear Investor,

The purpose of this supplement is to update certain information for PACE Select Advisors Trust (the "Trust").

First, at the recommendation of UBS Asset Management (Americas), Inc. ("UBS AM"), the funds' manager, the Trust's Board of Trustees (the "Board") has terminated Barings LLC ("Barings") as a subadvisor to PACE Intermediate Fixed Income Investments ("PACE Intermediate Fixed Income"), a series of the Trust (a "fund"), effective as of the close of business on December 14, 2016.

Pzena Investment Management, LLC ("Pzena"), a subadvisor to PACE Large Co Value Equity Investments ("PACE Large Co Value"), a series of the Trust (a "fund"). Effective January 1, 2017, John P. Goetz will cease to be a portfolio manager and John J. Flynn will be added as a portfolio manager, for the portion of the fund's assets managed by Pzena.

I. PACE Intermediate Fixed Income

Effective immediately, the Prospectuses and SAI are hereby revised to delete all references to "Barings LLC" or "Barings" as a subadvisor to PACE Intermediate Fixed Income.

II. PACE Large Co Value

Effective as of January 1, 2017, the Prospectuses and SAI are hereby revised as follows:

The section captioned "PACE Large Co Value Equity Investments Fund summary" and sub-captioned "Portfolio management team" beginning on page 41 of the Multi-Class Prospectus and on page 39 of the Class P Prospectus is revised by replacing the second bullet point of that section with the following:

Pzena—Richard S. Pzena, Managing Principal and Co-Chief Investment Officer, has been a portfolio manager of the fund since May 2008. Benjamin S. Silver, Principal, Co-Director of Research, and Portfolio Manager, has been a portfolio manager of the fund since October 2012. John J. Flynn, Principal, has been a portfolio manager of the fund since January 2017.

ZS-847

The section captioned "Management" and sub-captioned "PACE Large Co Value Equity Investments" beginning on page 142 of the Multi-Class Prospectus and on page 139 of the Class P Prospectus is revised by replacing the second paragraph of that section in its entirety with the following:

Pzena is located at 320 Park Avenue, 8th Floor, New York, New York 10022. As of September 30, 2016, Pzena had approximately $27.4 billion in assets under management. Richard S. Pzena, Benjamin S. Silver and John J. Flynn are primarily responsible for the day-to-day management of the fund. Mr. Pzena has held his fund responsibilities since May 2008. Mr. Silver has held his fund responsibilities since October 2012. Mr. Flynn has held his fund responsibilities since January 2017.

The same section of the Prospectuses is revised by deleting the fourth paragraph of that section in its entirety and inserting the following as the fifrth paragraph of that section:

Mr. Flynn is a Principal and a co-portfolio manager for Pzena's US mid cap strategies and small cap focused value strategy. Prior to joining Pzena, Mr. Flynn was an associate at Weston Presidio, a middle-market private equity investment firm.

The section captioned "Portfolio managers" and sub-captioned "PACE Large Co Value Equity Investments—Pzena Investment Management, LLC" beginning on page 170 of the SAI is revised by replacing the first paragraph of that section in its entirety with the following:

Richard S. Pzena, Benjamin S. Silver and John J. Flynn are the portfolio managers responsible for the day-to-day management of the portion of the fund allocated to Pzena. Pzena has held its fund responsibilities since May 27, 2008. The following tables provide information related to other accounts managed by Messrs. Pzena, Silver and Flynn as of July 31, 2016:

The same section of the SAI is revised by deleting the second chart of that section in its entirety and inserting the following as the third chart of that section:

John J. Flynn:

	Registered nvestment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	6	8	55
Number of Accounts Managed with Performance-Based Advisory Fees	1	0	1
Assets Managed (in millions)	$2,033	$19	$1,373
Assets Managed with Performance-Based Advisory Fees (in millions)	$1,809	$0	$7

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.